                                                                   Exhibit 10.11


         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS OPTION AGREEMENT AND THE SECURITIES UNDERLYING THIS OPTION AGREEMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.


                                OPTION AGREEMENT
                                ----------------


         This OPTION AGREEMENT (the "Option") is being entered into as of the ___ day of _________ _____, by and between CONLEY, CANITANO & ASSOC., INC., an Ohio corporation (the "Company") and __________ (the "Option Holder").

                                    RECITALS
                                    --------

         A. The Option Holder is an employee of the Company and provides valuable services to the Company; and

         B. In consideration of the Option Holder's continuing service to the Company, the Company agreed to grant to the Option Holder the option (the "Option") to purchase shares of the Company's common stock, par value $.001 (the "Common Stock"); and

         C. The Company has granted other employees of the Company options to purchase shares of the Common Stock, on the same terms and conditions set forth in this Option. These other holders and the Option Holder are sometimes collectively referred to herein as the "Option Holders."

         NOW THEREFORE, subject to the terms and conditions hereinafter set forth, the Company hereby grants to the Option Holder the Option to purchase ____ shares of the Company's Common Stock (the "Option Shares"), at the exercise price of $.001 per share (the "Exercise Price").

         1.       Vesting of Option.
                  ------------------

                  (a) VESTING AT EXERCISE DATE. The Option shall be exercisable in whole on or anytime after April __, 2000 (the "Exercise Date").

                  (b) VESTING IF INITIAL PUBLIC OFFERING. Option Holder shall have the right, at its option, to exercise this Option in whole before the Exercise Date if at any time before the Exercise Date the Company consummates the closing of the Company's first underwritten offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") provided that (i) such registration statement covers the offer and sale of Common Stock of which the aggregate net proceeds attributable to sales for the account of the Company exceed $35,000,000, at a price per share equal to at least $110.00 (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, stock dividend, or similar event) and (ii) such Common Stock is listed for trading on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq National Market (an "Initial Public Offering").

                  (c) MANNER OF EXERCISE OF OPTION. This Option may be exercised five days after written notice to the Company of Option Holder's intent to exercise, by presentation and surrender hereof to the Company and payment of the Exercise Price for the Option Shares. Upon receipt by the Company of this Option at the office of Company, in proper form for exercise, accompanied by (i) payment of the Exercise Price (which may be in the form of a check), along with the completed and signed Option Exercise Form attached hereto or (ii) consistent with applicable law, through the surrender of rights by Option Holder of a sufficient number of the Option Shares to pay the Exercise Price, along with the completed and signed Cashless Exercise Form attached hereto. The Company shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to Option Holder, at the address designated by Option Holder, a certificate or certificates for the number of shares of Common Stock to which Option Holder is entitled upon exercise of the Option.

3.       Put Right.
         ----------

                  (a) PUT RIGHT. Notwithstanding Section 2, Option Holder shall have the right, exercisable by it on or any time after the Exercise Date if the Company has not consummated an Initial Public Offering on or before the Exercise Date, to require the Company to purchase, and in such case the Company shall purchase, the Option Shares for $76.93 per share (the "Put Price").

                  (b) PURCHASE PURSUANT TO PUT RIGHT. Option Holder may exercise its right to require the Company to purchase the Option Shares by written notice to the Company and presentation and surrender of the Option. The Company shall purchase the Option Shares and pay Option Holder in the following manner:

                           (i) Up to 25% of the Put Price would be payable
                  within ten (10) days after the Company receives Option Holder's notice that Option Holder is requiring the Company to purchase the Option Shares. The number of shares of Common Stock represented by this Option will be decreased proportionately and the Company will execute and deliver to the Option Holder a new Option (the "New Option") conveying the right to purchase that reduced number of shares of Common Stock. The New Option would contain the same terms as those set forth herein.


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                           (ii) The New Option, or the Option if applicable,
                  would be subject to the Put Right, at the option of the Option Holder, into the remaining balance of the Put Price, at any time after the first anniversary of the Exercise Date.

                  (c) EXPIRATION OF PUT RIGHT. The right of Option Holder to the put right to the Company of the Option Shares set forth in Section 3(a) shall expire at the consummation of an Initial Public Offering.

         4. FRACTIONAL SHARES. Notwithstanding any other provision of this Option, the Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Option. Instead of any fractional shares of Common Stock that would otherwise be issuable to the Option Holder, the Company may pay cash to the Option Holder.

         5. RESERVATION OF SHARES; STOCK FULLY PAID. The Company represents, warrants, and agrees that there currently is and at all time there shall be authorized and reserved for issuance upon exercise of the Option such number of shares of Common Stock as shall be required for issuance or delivery upon exercise hereof; and that all shares of Common Stock issuable upon exercise of the Option will, upon issuance, be duly and validly issued, fully paid, and non-assessable.

         6.       Antidilution Provisions.
                  ------------------------

                  (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If the Company at any time and from time to time subsequent to the date hereof: (i) declares a dividend upon, or makes any distribution in respect of, any of its stock, payable in shares of Common Stock, or (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock purchasable hereunder shall immediately be increased or decreased, proportionally.

                  (b) RECLASSIFICATIONS, REORGANIZATIONS, CONSOLIDATIONS OR MERGERS. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive securities, cash or other assets with respect to or in exchange for such Common Stock, then the Option Holder shall thereafter only have the right to exercise this Option and receive the securities (including shares of Common Stock if such would not have been extinguished), cash or other assets that it would have received if it had exercised this Option for shares of Common Stock immediately prior to such event.

                  (c) NOTICE OF ADJUSTMENT. Within ten (10) days of any adjustment of the number of shares of Common Stock issuable upon the exercise of this Option, the Company shall give to the Option Holder written notice of such adjustment and the corresponding increase or decrease, as the case may be, in the number of shares issuable upon exercise of this Option. The notice shall set forth in reasonable detail the method of calculation and the facts upon which such

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calculation is based, all of which shall be certified as true and correct by the treasurer of the Company.

         7.       Registration.
                  -------------

                  (a) RIGHT TO INCLUDE OPTION SHARES. If at any time or times after the date hereof the Company shall seek to file a registration statement under the Securities Act in connection with a public offering of securities by the Company, a public offering of securities by shareholders of the Company or both, the Company will give prompt written notice thereof to Option Holders at least thirty (30) days prior to the anticipated initial filing date of such registration statement. Upon the written request of Option Holder given to Company within ten (10) days after the receipt of any such notice from the Company, the Company will use its reasonable best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register by the Option Holder thereof, so that the Option Shares are entitled to the same registration rights as all other shares of Common Stock to be registered under the Securities Act by the Company. The provisions of this Section will not apply to Option Shares that are freely tradable pursuant to Rule 144(k) under the Securities Act (or any successor provision thereto) as evidenced by an opinion of counsel to the Company addressed to the Holder thereof which opinion is reasonably satisfactory to counsel to the Holder thereof or to a registration effected solely to implement
(i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any similar rule of the Securities and Exchange Commission (the "SEC") under the Securities Act is applicable. The Company may withdraw any registration initiated by the Company pursuant to this Section 7(a) at any time before it becomes effective, or postpone such offering without obligation or liability to the Option Holders.

                  (b) PRIORITY IN REGISTRATION. If a registration pursuant to this Section 7 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company that, in its opinion, the number of securities which the Company, the Option Holders and any other parties intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company will include in such registration (i) first, if the registration was initiated by parties to whom the Company has granted registration rights, other than the Option Holders ("Other Holders") exercising demand registration rights, 100% of the securities such Other Holders propose to sell (except to the extent the terms of such Other Holders' registration rights provide otherwise); (ii) second, 100% of the securities the Company proposes to sell for its own account;
(iii) third, to the extent that the number of securities which such Other Holders exercising demand registration rights and the Company propose to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Registerable Securities which the Investor Holders have requested to be included in such registration pursuant to incidental or "piggyback" registration rights granted to Investor Holders pursuant to Section 7 of the Stock Purchase and Shareholders' Agreement, dated as of October 15, 1997, by and among the Company, certain of the principal shareholders of the Company and certain Investors (the "Investor Purchase Agreement"), which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above; and (iv) fourth, to the extent that the number of securities which such Other Holders


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



exercising demand registration rights, Investor Holders exercising incidental or "piggyback" registration rights, and the Company propose to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of securities which the holders of Warrants of the Company, dated as of April 3, 1998 and the Option Holders (collectively, the "Other Investors") have requested to be included in such registration pursuant to Section 7(a) hereof, which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above, such number of securities to be included on a pro rata basis among all requesting Other Investors on the basis of the relative number of shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by such Other Investors; provided that if the number of shares requested to be included in such registration by the Other Investors pursuant to Section 7(a) hereof and permitted to be included in such registration by the Other Investors pursuant to this Section 7(b) exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such shares to be included in such registration by the Other Investors shall be allocated pro rata among such Other Investors on the basis of the relative number of shares each such Other Investor has requested to be included in such registration. For the purposes of this Section 7(b), "Investor Holders" shall have the same meaning as assigned to the term "Investor" in the Investor Purchase Agreement, and the term "Registerable Securities" shall have the same meaning as assigned to such term in the Investor Purchase Agreement.

         8. FURTHER OBLIGATIONS OF THE COMPANY UPON REGISTRATION. Whenever the Company is required hereunder to register any Option Shares, it agrees that it shall also do the following:

                  (a) Pay all expenses of the Company for such registrations and offerings (exclusive of underwriting discounts and commissions);

                  (b) Furnish to each selling Option Holder such copies of each preliminary and final prospectus and such other documents as such Option Holder may reasonably request to facilitate the public offering of its Option Shares;

                  (c) Use its best efforts (with due regard to management of the ongoing business of the Company and the allocation of managerial resources) to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Option Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business therein;

                  (d) Immediately notify each selling Option Holder, at any time when a prospectus relating to his or her Option Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Option Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Option

Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (e) Cause all such Option Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

                  (f) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the SEC and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

         9. OBLIGATIONS OF THE COMPANY UPON REGISTRATION. Whenever the Company is required hereunder to register any Option Shares, it agrees that it shall also do the following:

                  (a) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; provided, however, that no Option Holder shall be required to make any representations or warranties other than with respect to its title to the Option Shares and any written information provided by the Option Holder to the Company, and if the underwriter requires that representations or warranties be made and that indemnification be provided, the Company shall make all such representations and warranties and provide all such indemnities, including, without limitation, in respect of the Company's business, operations and financial information and the disclosures relating thereto in the prospectus; and

                  (b) Otherwise cooperate with the underwriter or underwriters, the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under Section 7.

         10.      Indemnification.
                  ----------------

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, and hold harmless each Option Holder from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Option Holder furnished in writing to the Company by or on behalf of such Option Holder expressly for use therein.

                  (b) INDEMNIFICATION BY OPTION HOLDERS. Each Option Holder will furnish to the Company in writing such information with respect to the name and address of such Option Holder and such other information as may be reasonably required for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, employees, agents and trustees and each person who controls the Company (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in or such omission or alleged omission relates to any information with respect to such Option Holder so furnished in writing or the accuracy of which was confirmed in writing by such Option Holder specifically for inclusion in any prospectus or registration statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purpose of this Section 10, the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, such different or additional defenses make joint representation inappropriate.

                  (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 10(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         11. LEGEND ON CERTIFICATES. Each certificate for Option Shares issued upon exercise of this Option, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

                  "This security has not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless subsequently registered under said Act or unless an exemption from such registration is available. This security may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless such sale, pledge, hypothecation, transfer or other disposition shall have been registered under said Act and in compliance with any applicable state securities laws or until the Company shall have received a legal opinion satisfactory in form and substance to the Company, that such security may be legally sold or otherwise transferred without such registration and compliance."

         Any certificate for shares issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such legended certificate (who may be an employee of such holder) and reasonably acceptable to the Company, or based on a letter from the staff of the SEC, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         12. EXPIRATION. This Option and the rights of the Option Holder under this Option will expire on the ten year anniversary of the Closing.

         13. EXERCISE IN COMPLIANCE WITH SECURITIES LAWS. The Option issued hereunder shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law, and the Company hereby agrees to use its best efforts to cooperate with each Option Holder so as to comply promptly with such securities laws at the time any exercise is requested. The Option issued hereunder shall not be exercisable unless under such laws at the time of exercise the Option Shares or other securities purchasable under the Option are exempt, are the subject matter of an exempt transaction, or are registered in accordance with such laws.


         14. ASSIGNMENT OR TRANSFER OF OPTION This Option and the rights of the Option Holder may not be assigned or transferred, except if by will or as provided in the laws of descent and distribution.

         15. LOSS OF OPTION. If this Option is lost or destroyed, the Company shall, without charge, execute and deliver a new Option, with terms as set forth herein, in the name of the

Option Holder upon receipt of a reasonably satisfactory affidavit of loss and indemnity agreement, and this Option shall promptly be canceled.

         16. RIGHTS OF OPTION HOLDER. Option Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of Option Holder are limited to those expressed in this Option.

         17. NOTICES. All notices, payments, requests, demands, and other communications required or permitted under this Option shall be in writing and, unless otherwise expressly provided herein, shall be deemed to duly given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

         If to the Company:

         Conley, Canitano & Assoc., Inc.
         CCAi Renaissance Centre
         5800 Landerbrook Drive
         Mayfield Heights, Ohio 44124
         Facsimile No. (440) 684-6700
         Attention:  Nicholas A. Canitano

         With a copy to Company's counsel:

         Jones, Day, Reavis & Pogue
         North Point
         901 Lakeside Avenue
         Cleveland, Ohio 44114
         Facsimile No. (216) 579-0212
         Attention:  John M. Saada, Jr., Esq.

         If to Option Holder:

         ------------------------------

         ------------------------------

         ------------------------------

         With a copy to Option Holder's counsel:

         ------------------------------

         ------------------------------

         ------------------------------

         18. GOVERNING LAW. This Option shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

         19. FURTHER ASSURANCES. The parties agree to execute, acknowledge, and deliver any and all such other documents and to take any and all such other actions as they may, in the reasonable opinion of the Company or Option Holder, be necessary or convenient to more efficiently carry out any and all of the purposes of this Option.

         20. SEVERABILITY. Any provision of this Option that shall be prohibited by law or otherwise held invalid shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective any or all of the remaining provisions of this Option.

         IN WITNESS WHEREOF, the parties hereto have caused this Option to be executed as an instrument under seal as of the date first above written.

                                   CONLEY, CANITANO & ASSOC., INC.

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

                                   OPTION HOLDER

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

                           FORM OF NOTICE OF EXERCISE
                           --------------------------

                     (To be executed only upon full exercise
                              of the within Option)

         The undersigned registered Option Holder of the within Option irrevocably exercises the within Option for and purchases _______ shares of Common Stock of CONLEY, CANITANO & ASSOC., INC. and herewith makes payment therefor in the amount of $.001 per share, all at the price and on the terms and conditions specified in the within Option, and requests that a certificate (or ____ certificates in denominations of ______ shares) for such shares hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________, whose address is ___________________________ .

Dated:  _______________ __, ________.


                                         [            ]



                                         By
                                           ------------------------------------
                                             (Signature of Option Holder)


NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatever. The within Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.

                            FORM OF CASHLESS EXERCISE
                            -------------------------

                     (To be executed only upon full exercise
                              of the within Option)

         The undersigned registered Option Holder of the within Option irrevocably exercises the within Option for and purchases _______ shares of Common Stock of CONLEY, CANITANO & ASSOC., INC. and herewith surrenders its rights with respect to that number of shares required to pay the Exercise Price, all on the terms and conditions specified in the within Option, and requests that a certificate (or ____ certificates in denominations of ______ shares) for such shares hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________, whose address is
___________________________ .

Dated:  _______________ __, ________.


                                         [            ]



                                         By
                                           ------------------------------------
                                             (Signature of Option Holder)


NOTICE: The signature on this Form of Cashless Exercise must correspond with the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatever. The within Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.

                         FORM OF NOTICE OF MANDATORY PUT
                         -------------------------------

                 (To be executed only upon Company's purchase of
                              of the Option Shares)

         The undersigned registered Option Holder of the within Option irrevocably requires that CONLEY, CANITANO & ASSOC., INC. purchase __ shares of Common Stock and herewith makes payment therefor in the amount of $______, on the terms and conditions specified in the within Option, and requests that a New Option representing ____ shares hereby be issued in the name of and delivered to the undersigned. Dated: _______________ __, ________.


                                         [            ]



                                         By
                                           ------------------------------------
                                             (Signature of Option Holder)


NOTICE: The signature on this Notice of Mandatory Put must correspond with the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatever. The within Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.

                                      -14-